Exhibit 99.1

DarkPulse, Inc. to Present at the Oil & Gas Virtual Investor Conference April 16th

Company invites individual and institutional investors, as well as advisors and analysts, to attend online at VirtualInvestorConferences.com

Phoenix April 16, 2026 – DarkPulse, Inc. (OTCQB: DPLS), based in Phoenix, Arizona and Dubai, UAE, focused on ultra-high resolution optical sensor systems for critical infrastructure structural health monitoring, today announced that Dennis O’Leary, Founder & CEO, will present live at the Oil & Gas Virtual Investor Conference hosted by VirtualInvestorConferences.com, on April 16, 2026.

DATE: April 16th

TIME: 2PM Eastern Time

LINK: REGISTER HERE

This will be a live, interactive online event where investors are invited to ask the company questions in real-time. If attendees are not able to join the event live on the day of the conference, an archived webcast will also be made available after the event.

It is recommended that online investors pre-register and run the online system check to expedite participation and receive event updates.

Learn more about the event at www.virtualinvestorconferences.com.

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains, and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position. For more information, visit www.DarkPulse.com

About Virtual Investor Conferences®

Virtual Investor Conferences (VIC) is the leading proprietary investor conference series that provides an interactive forum for publicly traded companies to seamlessly present directly to investors.

Providing a real-time investor engagement solution, VIC is specifically designed to offer companies more efficient investor access.  Replicating the components of an on-site investor conference, VIC offers companies enhanced capabilities to connect with investors, schedule targeted one-on-one meetings and enhance their presentations with dynamic video content. Accelerating the next level of investor engagement, Virtual Investor Conferences delivers leading investor communications to a global network of retail and institutional investors.

1

Forward-Looking Statements

This press release contains forward-looking statements, including, without limitation, statements regarding the Company's expected business outlook, anticipated financial and operational performance, business strategy, and plans and objectives of management for future operations and expansion. These statements are based on management's current expectations and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's views only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

CONTACTS:

DarkPulse, Inc.

Dennis O’Leary

Founder & CEO

212-256-1086

doleary@DarkPulse.com

Virtual Investor Conferences

Greg Young

VP Corporate Services

OTC Markets Group

(212) 652-5958

greg@otcmarkets.com

2